EXHIBIT 99.2


                           UNITRODE AND BENCHMARQ

            UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            AS OF AUGUST 1, 1998



                                                                                  Pro Forma
                                                                            ---------------------

                                              Unitrode   BENCHMARQ          Adjustments   Combined
                                              --------   ---------          -----------   --------

                                                             (Amounts in Thousands)

Current assets:

   Cash and cash equivalents................    $ 63,623          $ 7,488    $       --      $ 71,111

   Short-term investments...................          --           11,512            --        11,512

   Accounts receivable, net.................      17,290            3,287            --        20,577

   Inventories..............................      13,735            5,863            --        19,598

   Notes receivable.........................         720               --            --           720

   Deferred income taxes....................       5,563              889            --         6,452

   Prepaid expenses and other current assets       2,426            2,065            --         4,491
                                             -----------        --------- -------------   -----------

        Total current assets................     103,357           31,104           --        134,461
                                               ---------         -------- -------------     ---------

Property, plant and equipment, net..........      75,128            3,368           --         78,496

Equipment under capital lease obligations,
  net.........................................        --            2,024           --          2,024

Other assets and deferred charges...........       1,591              248           --          1,839

Restricted cash and investments.............       1,115               --           --          1,115

Notes and other receivables, net............       2,437               --           --          2,437

Prepayment of product purchases, less
  current.....................................        --            3,360           --          3,360

Excess of cost over net assets acquired, net       1,554               --           --          1,554
                                             -----------       -----------   ----------     ---------

Total assets................................    $185,182          $40,104   $                $225,286
                                                ========       ==========   ============     ========

Current liabilities:

   Accounts payable.........................     $ 8,933          $ 1,442   $       --       $ 10,375

   Income taxes payable.....................       1,434              291           --          1,725

   Accrued employee compensation and
     benefits.................................     1,835               --           --          1,835

   Accrued distributor liability............       3,578             (10)           --          3,568

   Deferred income on shipments to
     distributors............................        --            1,378            --          1,378

   Current obligations under capital leases.         --              804            --            804

   Other current liabilities................       4,375             462           400          5,237
                                               ---------   --------------      --------     ---------
        Total current liabilities...........      20,155           4,367           400         24,922

Obligation under capital leases, less
  current.....................................       --              355            --            355

Deferred income taxes.......................       2,223             405            --          2,628

Other long-term liabilities.................         941             --             --            941
                                              ---------- ----------------  ------------   -----------
        Total liabilities...................      23,319           5,127           400         28,846
                                               ---------  ---------------     ---------     ---------
Stockholders' equity:

   Common stock.............................         245               7            65           317

   Additional paid-in capital...............      46,721          26,545           (78)        73,188

   Retained earnings........................     115,776           8,436          (400)       123,812

   Net unrealized gain on short-term
     investments..............................      --                 2            --              2

   Treasury stock...........................        --               (13)           13            --

   Deferred compensation....................       (879)              --            --          (879)
                                                -------- ---------------- -------------   -----------

        Total stockholders' equity..........     161,863          34,977         (400)       196,440
                                               --------- ----------------    ----------     ---------

Total liabilities and stockholders' equity..    $185,182    $      40,104 $        --        $225,286
                                                ========   ==============  ============      ========




 See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.





                           UNITRODE AND BENCHMARQ

      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED AUGUST 1, 1998



                                                                                  Pro Forma
                                                                              -----------------
                                               Unitrode      BENCHMARQ     Adjustments    Combined
                                               --------      ---------     -----------    --------

                                                  (Amounts in Thousands, Except Per Share Data)

Net revenues................................      $57,724         $18,105     $   --         $75,829

Cost of revenues............................       33,422           9,507         --          42,929
                                                 --------       ---------       -------      -------
    Gross profit............................       24,302           8,598         --          32,900
                                                 --------       ---------       -------      -------
Operating expenses:

    Research and development................        7,217           2,004            --        9,221

    Selling, general and administrative.....       10,754           4,944            --       15,698

    New fab pre-operating expenses..........        2,075              --            --        2,075

    Restructuring costs.....................        1,267              --            --        1,267

    Merger-related costs....................        1,385             933        (2,318)        --
                                                 --------      ----------     ---------    ----------
        Total operating expenses............       22,698           7,881        (2,318)     28,261
                                                  -------       ---------     ---------      -------
Income from operations......................        1,604             717         2,318       4,639
                                                 --------      ----------      --------     --------
Other income (expense):

    Royalty income..........................        1,000              --            --        1,000

    Interest income.........................        1,501             369            --        1,870

    Interest expense........................          (6)            (64)            --          (70)

    Non-operating income (expense), net.....      (2,277)             (2)            --       (2,279)
                                                 --------        ---------    ---------      -------
        Total other income (expense)........          218             303           --           521
                                                ---------       ---------     ---------    ---------

Income before income tax provisions ........        1,822           1,020         2,318        5,160

Income tax provision........................        1,209             671           --         1,880
                                                 --------      ----------     ---------     --------
Net income..................................     $    613       $     349       $ 2,318      $ 3,280
                                                 ========       =========       =======      =======

Basic earnings per share....................   $      .03      $      .05                  $     .10
                                               ==========      ==========                  =========

Diluted earnings per share..................   $      .02      $      .05                  $     .10
                                               ==========      ==========                  =========

Weighted average shares outstanding.........       24,391           7,127                     31,518
                                                 ========       =========                    =======
Weighted average shares outstanding -
    assuming dilution.......................       24,897           7,629                     32,526
                                                  =======       =========                    =======

     See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.



                           UNITRODE AND BENCHMARQ
      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED AUGUST 2, 1997



                                                                                  Pro Forma
                                                                              -----------------
                                               Unitrode      BENCHMARQ     Adjustments    Combined
                                               --------      ---------     -----------    --------

                                                  (Amounts in Thousands, Except Per Share Data)

Net revenues..............................       $89,018         $23,169      $    --        $112,187

Cost of revenues..........................        41,770          11,003          411          53,184
                                                --------        --------      -------        --------

  Gross profit............................        47,248          12,166         (411)         59,003
                                                --------        --------    ----------       --------

Operating expenses:

  Research and development................         8,731           1,632           179         10,542

  Selling, general and administrative.....        14,590           5,455          (590)        19,455

  New fab pre-operating expenses..........         3,145           --              --           3,145
                                                --------       ---------      --------      ---------
   Total operating expenses...............        26,466           7,087         (411)         33,142
                                                --------        --------    ----------       --------

Income from operations....................        20,782           5,079          --           25,861
                                                --------        --------     ---------       --------
Other income (expense):

  Royalty income..........................         1,650              --            --          1,650

  Interest income.........................         1,313             318            --          1,631

  Interest expense........................          (47)            (98)            --           (145)

  Non-operating income (expense), net.....         (297)            (37)            --           (334)
                                              ----------      ----------     ---------      ----------
    Total other income (expense)..........         2,619             183           --           2,802
                                               ---------       ---------     ---------      ---------

Income before income tax provision........        23,401           5,262           --          28,663

Income tax provision......................         8,697           1,894           --          10,591
                                               ---------        --------     ---------       --------
Net income................................       $14,704        $  3,368          --         $ 18,072
                                                 =======        ========    ==========       ========

Basic earnings per share..................   $      .63       $      .49         --          $   .60
                                             ==========       ==========    ==========       =======

Diluted earnings per share................   $      .60       $      .44                 $       .56
                                             ==========       ==========                 ===========

Weighted average shares outstanding.......        23,442           6,815                       30,257
                                                ========       =========                    =========
Weighted average shares outstanding -
assuming dilution.........................        24,649           7,676                       32,325
                                                ========       =========                    =========


     See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.





                           UNITRODE AND BENCHMARQ
      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE FISCAL YEAR ENDED JANUARY 31, 1998



                                                                                  Pro Forma
                                                                              -----------------
                                               Unitrode      BENCHMARQ     Adjustments    Combined
                                               --------      ---------     -----------    --------

                                                  (Amounts in Thousands, Except Per Share Data)

Net revenues.................................   $177,603         $44,437      $    --      $222,040

Cost of revenues.............................     83,592          20,740           801      105,133
                                              ----------        --------   -----------    ---------
   Gross profit..............................     94,011          23,697          (801)     116,907
                                              ----------        --------    ----------    ---------
Operating expenses:

   Research and development..................     17,096           3,087           328       20,511

   Selling, general and administrative.......     28,749          10,806        (1,129)      38,426

   New fab pre-operating expenses............      6,289           --              --         6,289
                                             -----------       ---------  ------------    ---------
        Total operating expenses.............     52,134          13,893         (801)       65,226
                                              ----------        --------    ----------     --------

Income from operations.......................     41,877           9,804           --        51,681
                                              ----------       ---------       -------     --------
Other income (expense):

   Royalty income............................      2,886              --           --         2,886

   Interest income...........................      2,864             672           --         3,536

   Interest expense..........................        (95)           (178)          --          (273)

   Non-operating income (expense), net.......        279             (32)          --           247
                                             ------------    ------------  ------------    ---------
        Total other income...................      5,934             462           --         6,396
                                             -----------    ------------  ------------    ---------
Income before income tax provision...........     47,811          10,266           --        58,077

Income tax provision.........................     17,576           3,595          --         21,171
                                              ----------     -----------  ------------    ---------
Net income...................................  $  30,235      $    6,671   $      --       $ 36,906
                                               =========      ==========   ===========     ========
Basic earnings per share.....................$      1.27    $        .97                 $     1.20
                                             ===========    ============                 ==========
Diluted earnings per share...................$      1.21    $        .86                 $     1.13
                                             ===========    ============                 ==========
Weighted average shares outstanding..........     23,806           6,867                     30,673
                                              ==========     ===========                  =========
Weighted average shares outstanding -
assuming dilution............................     24,957           7,752                     32,709
                                              ==========     ===========                  =========


     See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.






                           UNITRODE AND BENCHMARQ
      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE FISCAL YEAR ENDED JANUARY 31, 1997


                                                                                  Pro Forma
                                                                              -----------------
                                               Unitrode      BENCHMARQ     Adjustments    Combined
                                               --------      ---------     -----------    --------

                                                  (Amounts in Thousands, Except Per Share Data)



Net revenues...............................     $133,526         $40,153    $       --     $173,679

Cost of revenues...........................       63,028          21,820            723      85,571
                                              ----------       ---------     ----------  ----------
   Gross profit............................       70,498          18,333           (723)     88,108
                                              ----------       ---------     ----------  ----------
Operating expenses:

   Research and development................       17,976           2,922            219      21,117

   Selling, general and administrative.....       23,435           8,575           (942)     31,068
                                              ----------       ---------     ----------  ----------
        Total operating expenses...........       41,411          11,497           (723)     52,185
                                              ----------       ---------     ----------- ----------

Income from operations.....................       29,087           6,836            --       35,923
                                              ----------       ---------     ----------  ----------
Other income (expense):

   Royalty income..........................        2,582              --             --       2,582

   Interest income.........................        2,081             705             --       2,786

   Interest expense........................          (96)           (210)            --        (306)

   Non-operating income (expense), net.....            8             (38)            --         (30)
                                           -------------     -----------     ---------- -----------
        Total other income.................        4,575             457             --       5,032
                                             -----------     -----------     ----------  ----------

Income before income tax provision.........       33,662           7,293             --      40,955

Income tax provision.......................       12,985             231            --       13,216
                                              ----------     -----------     ----------  ----------

Net income.................................    $  20,677       $   7,062      $   --      $  27,739
                                               =========       =========      =========   =========
Basic earnings per share................... $        .90      $     1.06                  $     .93
                                            ============      ==========                  =========

Diluted earnings per share................. $        .87     $       .96                  $     .89
                                            ============     ===========                  =========

Weighted average shares outstanding........       23,061           6,640                     29,701
                                              ==========      ==========                 ==========
Weighted average shares outstanding -
assuming dilution..........................       23,705           7,391                     31,096
                                              ==========      ==========                 ==========


     See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.




                           UNITRODE AND BENCHMARQ
      UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                 FOR THE FISCAL YEAR ENDED JANUARY 31, 1996


                                                                                  Pro Forma
                                                                              -----------------
                                               Unitrode      BENCHMARQ     Adjustments    Combined
                                               --------      ---------     -----------    --------

                                                  (Amounts in Thousands, Except Per Share Data)

Net revenues................................   $116,148          $29,215   $       --      $145,363

Cost of revenues............................     55,165           16,872           535       72,572
                                             ----------         --------   -----------   ----------
   Gross profit.............................     60,983           12,343          (535)      72,791
                                             ----------         --------   -----------    ---------
Operating expenses:

   Research and development.................     14,674            2,238           146       17,058

   Selling, general and administrative......     22,313            6,090          (681)      27,722
                                              ---------          -------    -----------    --------
        Total operating expenses............     36,987            8,328          (535)      44,780
                                              ---------          -------    -----------    --------
Income from operations......................     23,996            4,015           --        28,011
                                              ---------          -------   -----------       ------
Other income (expense):

   Royalty income...........................      2,396               --           --         2,396

   Interest income..........................      1,682              403           --         2,085

   Interest expense.........................       (85)            (340)           --          (425)

   Non-operating income (expense), net......       (37)              (6)           --           (43)
                                            ------------       ---------   ----------    -----------
        Total other income..................      3,956               57           --         4,013
                                             ----------      -----------   -----------    ----------

Income before income tax provision..........     27,952            4,072           --        32,024

Income tax provision........................     10,433              270           --        10,703
                                              ---------       ----------   -----------    ---------
Net income..................................  $  17,519         $  3,802     $     --     $  21,321
                                              =========         ========   ===========    =========

Basic earnings per share....................  $     .76         $    .70                  $     .75
                                              =========      ===========                  =========
Diluted earnings per share..................  $     .74      $       .61                  $     .71
                                              =========      ===========                  =========
Weighted average shares outstanding.........     22,994            5,451                     28,445
                                             ==========       ==========                 ==========
Weighted average shares outstanding -
assuming dilution..........................      23,814            6,273                     30,087
                                             ==========       ==========                 ==========

     See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.





NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. The unaudited pro forma combined condensed financial statements of Unitrode and BENCHMARQ give retroactive effect to the Merger, which is being accounted for as a "pooling of interests" and, as a result, such statements are presented as if the combining companies had been combined for all periods presented. The unaudited pro forma combined condensed financial statements reflect the issuance of one share of Unitrode Common Stock for each share of BENCHMARQ Common Stock in the Merger.

2. The unaudited pro forma combined basic and diluted earnings per share is based on the combined weighted average number of common shares and common and dilutive shares of Unitrode Common Stock and BENCHMARQ Common Stock for each period.

3. On September 29, 1997, the Unitrode stockholders approved a 2-for-1 stock split of the Unitrode Common Stock effected in the form of a 100% stock dividend distributed on October 14, 1997 to stockholders of record as of October 6, 1997. All per share and weighted average shares outstanding data have been restated to reflect the retroactive effect of the stock split and the adoption of Statement of Financial Accounting Standards ("SFAS") No. 128.

4. The unaudited pro forma combined condensed financial statements combine Unitrode's consolidated financial statements as of August 1, 1998, and for the six months ended August 1, 1998 and August 2, 1997, and the fiscal years ended January 31, 1998, 1997 and 1996 with BENCHMARQ's consolidated financial statements as of August 1, 1998, and for the six months ended August 1, 1998 and June 30, 1997, and the fiscal years ended December 31, 1997, 1996, and 1995, respectively.

5. The unaudited pro forma combined condensed financial statements include various adjustments to conform the accounting policies of BENCHMARQ to those followed by Unitrode.

6. Unitrode and BENCHMARQ estimate they will incur merger-related costs of approximately $2.7 million, including investment advisory fees, regulatory filing costs, legal and accounting expenses, and other transaction costs. Merger-related costs incurred to date and recorded in the historical Unitrode and BENCHMARQ balance sheets as of August 1, 1998 were $2.3 million. Additional merger-related costs and expenses have been reflected as a pro forma adjustment in the pro forma combined condensed balance sheet as of August 1, 1998. Unitrode is currently unable to estimate what total integration costs will be following the merger but does not anticipate these costs will have a material adverse effect on the financial condition of the combined company.

7. Certain financial statement balances of BENCHMARQ have been reclassified to conform with the Unitrode financial statements presentation.

8. Pursuant to "change in control" provisions contained in the BENCHMARQ Plans, all unvested stock options outstanding will immediately vest upon completion of the Merger. As a result, for the purposes of the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," the additional pro forma expense for the 1,054,575 unvested options, as of December 31, 1997, which would immediately vest as a result of the Merger, would have been approximately $3.8 million. This additional pro forma expense of $3.8 million under SFAS No. 123 would have reduced the pro forma combined basic and dilute earnings per share of Unitrode and BENCHMARQ for the fiscal year ended January 31, 1998 by $0.11 and $0.10, respectively.